                               FORM OF SCHEDULE A
                         INVESTMENT ADVISORY AGREEMENT

FUND                                                                         FUND EFFECTIVE DATE
----                                                                         -------------------
Schwab California Municipal Money Fund                                       November 5, 1990
(formerly Schwab California Tax-Exempt Money Fund)

Schwab U.S. Treasury Money Fund                                              November 5, 1991

Schwab Value Advantage Money Fund                                            February 7, 1992

Schwab Institutional Advantage Money Fund                                    November 26, 1993

Schwab Retirement Money Fund                                                 November 26, 1993

Schwab New York Municipal Money Fund                                         November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                         October 20, 1997

Schwab New Jersey Municipal Money Fund                                       January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                     January 20, 1998

Schwab Florida Municipal Money Fund                                          February 16, 1998

Schwab Massachusetts Municipal Money Fund


                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:
                                            ------------------------------------
                                    Name:   John P. Coghlan
                                    Title:  President and Trustee

                                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
                                    By:
                                            ------------------------------------
                                    Name:   Jeff Lyons
                                    Title:  Executive Vice President and Chief
                                            Operating Officer